SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    Form 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
     1934


       Date of Report (Date of earliest event reported) May 16, 2000
                                                       -------------

                              CENTROCK INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               NEVADA                 000-27301           91-1932118
         -----------------------    ------------     ---------------
     (State or other jurisdiction    (Commission       (IRS Employer
        of incorporation)            File Number)    Identification No.)

             157 SOUTH HOWARD STREET, 6TH FLOOR
                    SPOKANE, WASHINGTON                       99201
            ----------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code (509) 252-3939
                                                           --------------

Item 1.  Changes  in  Control  of  Registrant.

On May 16, 2000; (1) a majority vote by the stockholders of Centrock, Inc. approved a Merger and Plan of Reorganization whereby Huading Financial Networks, Inc. merged with and into Centrock, Inc., (2) the stockholders voted and approved a name change from Centrock, Inc. to Huading Financial Networks, Inc. (HFN), (3) stockholders voted and approved to elect Li Shuzhong, Tian Aihua, Li Haidong, Shao Quan, and David Yue as directors of the surviving entity

On May 16, 2000, as a result of the stockholders majority vote, Li Shuzhong, Tian Aihua, Li Haidong, Shao Quan, and David Yue replaced the two previous directors of Centrock, Inc., Christopher George and Monte George.

Huading Financial Networks, Inc. ("the Company"), post merger, had 13,200,000 common shares issued and outstanding. Beneficial ownership of the Company, as of the close of the merger, was as follows:

                                     #of Shares     Percent of
Shareholders                         Shares Held    Shares Held
--------------                       -----------    -----------
Li Huadong (1)                         1,800,000       13.64%
Shenzhen Golden
  Harvestment Co., Ltd.                  900,000        6.8%
Li Shuzhong (1)                          300,000          *
Shenzhen Huading Financial
  Information Holdings Co., Ltd.       2,250,000       17.01%
David Yue (1)                          2,000,000       15.15%
Info-Power Investment Limited            300,000          *
Stellar Equity Limited                   200,000          *
Chengdu Huatong Information
  Consulting Co., Limited                750,000        5.7%
Shao Quan (1)                            600,000          *
Tian Aihua (1)                           500,000          *
Huang Rong Ping                          400,000          *
Approximately 45
  additional shareholders (2)          3,200,000
                                       ---------
     TOTAL                            13,200,000

(1)Director of the Company.
(2)Approximate number of shareholders both pre and post merger. No one shareholder is a beneficial owner of the stock.
*Less than 5%.

Note: The former officers and directors of the Company, Christopher George and Monte George, as of the date of this Form 8K, are no longer beneficial owners of the Company.

Note: On April 26th, 2000, the Company filed its Form DEF 14A with the Security and Exchange Commission (SEC) detailing the share exchange agreement between Centrock Incorporated and Hauding Financial Networks, Inc. and other shareholder Proxy related items. This Form, and other information related to the Company, can be viewed on the SEC's Web site at www.sec.gov

Item 2. Acquisition or Disposition of Assets.

On May 16, 2000 a majority vote by shareholders of Centrock, Inc, voted and approved of a Merger whereby Huading Financial Networks, Inc. merged with and into Centrock, Inc. Consideration for the Merger transaction was all-stock with no cash involved. The shareholders of Centrock, Inc. also voted and approved of a Plan of Reorganization, which included a name change to Huading Financial Networks, Inc. and a change in business direction (See Item 5 Other Events).

Item 3. Bankruptcy or Receivership.

There has been no bankruptcy, receivership, or similar proceeding by or against either of the Companies described in this Form 8K.

Item 4. Changes in Registrant's Certifying Accountant.

The Company has had no changes in and/or disagreements with its accountants.

Item 5. Other Events.

Change of Business Direction

The Company, under its new Board of Directors, has initiated the Huading Financial Networks Limited, Inc. ("the Company") business plan, which includes providing financial and investment related consulting services to investors in China.

The following information provides details to the change in business direction.

Forward-Looking Statements

There are forward-looking statements in this document, and in the Company's public documents to which they may refer that are subject to risks and uncertainties in addition to those set forth below. These forward-looking statements include information about possible or assumed future results of the Company's operations. Also, when any of the words "may," "will," "believes," "expect," "anticipate," "estimate," "continue," or similar expressions are used, the Company is making forward-looking statements. Many possible events or factors, including but not limited to those set forth herein, could affect future financial results and performance. This could cause Company results or performance to differ materially from those expressed in any forward-looking statements. These and other risks are described in the Company's other publicly filed documents and reports that are available from the Company and from the SEC.

Summary

I. The Company and Its Goal

Shenzhen Huading Financial Network Company (hereinafter referred to as the Network Company or HFN) is a subsidiary of Shenzhen Huading Financial Information Holdings Co., Ltd. (hereinafter referred to as Huading Financial). Huading Financial is an authorized institution under Xinhua News Agency, which provides securities information service. It is one of the first institutions authorized by China Securities Regulatory Commission to provide consultant service to the investors in China, as well as a professional securities consulting company with the longest history and the biggest scale in mainland China. In order to take advantage of Huading Financial and to catch the opportunity of Internet, Huading Financial decided to establish the Network Company to quickly add additional value to present resources.

The Network Company is positioned to provide first-class information and commercial services to securities investors (enterprises and individuals) in China. The goal is to build up the biggest securities gateway in China. The basic business model is to provide authentic securities information, develop on-line securities transactions, and form a professional Chinese securities transaction website whose main business is securities transactions and with additional information service.

II. The Market

The potential of China has been generally acknowledged by the world. Although China is quite late for developing Internet, Internet growth is rapid.

Securities investment needs current information and the ability to transact quickly, and the Internet can aid in these needs. In the coming 2 or 3 years, on-line transaction may become one of the main methods of securities transactions in China.

As on-line securities information and transaction are developing, on-line advertisement also has great potential (including listed companies, real estate, and high-class consuming goods etc.)

III. Background

The Network Company is backed by Huading Financial, and supported by Xinhua News Agency, China Securities Regulatory Commission and China Securities, and helped by the organizations as China Securities Association, China Professional Committee for Investment Decision, Shanghai Stock Exchange and Shenzhen Stock Exchange etc.

Huading Network has got support from many information providers, audience, media, clients and branches such as China Securities, Huading Financial TV & Broadcasting, Huading Poll of Bull and Bear, and
Securities Today Special Manuscript Line etc.

IV. Products and Services

Huading Network (website: www.chinahd.com) plans to realize six functional systems step by step within 8 months. These six systems Huading Network will provide Internet service of three layers to the securities investors in China:

1. Securities Information Service (Securities Information
Network:Info,chinahd,com)

With quick, complete, authentic and accurate financial and securities information, HFN will provide reports on the securities market and the related fields to satisfy the demands of the investing public.

2. Securities Transaction Service (Securities Transaction Network: trade.chinahd.com)

By offering secure transaction systems via the sub-website, HFN will provide a highly efficient channel to the investors to do on-line transactions.

3. Securities Data Service (Securities Data Network: data.chinahd.com)

With price quotations, transaction information, and securities information HFN will build a securities market database in China, providing valuable market data to investors, as well as indexes and market analytical reports reflecting market trends.

V. Marketing and Sales

The Network Company will define its goal market according to the features of the securities investors, and develop markets and sates by making full use of the unique sales method and profit-gaining channel of Internet, and combining sharing of the online securities transaction charge.

Free Information and On-line Ads. By providing current and complete free information, the Company can expect a large number of browsers and registered users to attract advertising customers.

Charge Information. We will provide professional information service and analysis reports to specific users and charge for such services.

Sharing of On-line Transaction Charge. Cooperating with securities transaction dealers, the Company can share a certain percentage of charges for on-line transactions.

ISP. By cooperating with ISP, the Company can share a certain percentage from the on-line information charges paid by Huading website browsers.

VI. Management

The Network Company has a group of managers who have securities information business experience, as well as employees familiar with Internet business. The employees of the Company average 32 years old, and 80% of them are university graduates or above. The company is also recruiting additional professionals.

Item 6. Resignations of Registrant's Directors

On May 16, 2000, Christopher George and Monte George resigned as directors in conjunction with the merger described in Item 1 of this Form 8K. The resignations were not a result of disagreement with either of the companies involved.

The current directors and executive officers of the Company are:

Name                         Position
----                         --------
Li Shuzhong                  Director, President,
                             Chairman of the Board
Tian Aihua                   Director
Li Huadong                   Director
Shao Quan                    Director
David Yue                    Director

It is anticipated that the Board may appoint additional officers and/or directors as the appropriate candidates are identified.

A brief description of each of the proposed Directors is as follows:

Li Shuzhong. Mr. Shuzhong has his B.A. from Sichuan University and is the founder of the first national securities newspaper - China
Securities. He is also the founder of Huading Financial Information Holding Co. Ltd. and is its Chairman and President.

Tian Aihua. Ms. Aihua has her B.M. from China Medical University. She was a participant in the founding of China Securities, where she acted as the Vice General Manager in charge of operations. She is also a founder of Huading Financial Information Holding Co. Ltd. and is its Vice Director and in charge of the business operations for Huading Financial Network Ltd.

Shao Quan. Mr Qua holds a B.A. from Yunnan University and is the senior editor of the Xinhua News Agency. He has also held the prior positions of Vice Director of Xinhua News Agency, Beijing Division, Vice Chief Editor of Watcher Weekly, and Vice Chief Editor of Xinhua News Agency Hong Kong Branch. He is now the Chief Editor of Huading Financial Network, Ltd.

Messrs. Huadong and Yue are also businessmen familiar the Chinese financial news and related information markets.

Management Compensation. HFN currently has no management compensation agreements in place. The Merger Agreement does not call for any compensation agreements to be signed.

Item 7. Financial Statements and Exhibits

As of the date of this 8K filing, financial information reflecting the merger on May 16, 2000 is not yet available. The Company plans to file an amendment to this 8K Form reflecting the required financial information no later than 60 days following the filing of this Form 8K.
Please note that management provided financials for Centrock Incorporated and Hauding Financial Networks were filed in conjunction with Form DEF 14A on April 26, 2000 with the Security and Exchange Commission (SEC). These records, as well as other documents relating to the Company, can be viewed at the SEC's web site at www.sec.gov.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Huading Financial Networks, Inc.
                                         --------------------------------
                                         (Registrant)

         Date:  May 24, 2000             /s/ Li Shuzhong
                                         ----------------------------
                                         Li Shuzhong, President and
                                          Chairman of the Board